                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14a

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[X]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-12

                        SYNCOR INTERNATIONAL CORPORATION
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

[SYNCOR LOGO]

                                                               November 25, 2002

Dear Stockholder:

     We are writing to advise you that the special meeting of stockholders of Syncor International Corporation that was originally scheduled to be held on Tuesday, November 19, 2002, has been postponed and will now be held at 10:00 a.m., California time, on December 6, 2002, at the Warner Center Hilton Hotel, 6360 Canoga Avenue in Woodland Hills, California. However, Syncor currently intends to convene the special meeting solely for the purpose of adjourning the meeting to a later time, date and place so that certain additional information can be provided to stockholders.

     On October 17, 2002, Syncor mailed a Notice of Special Meeting and Proxy Statement, which we refer to as the original proxy statement, to stockholders of record for a special meeting of stockholders which was originally scheduled to be held on November 19, 2002, for the purpose of, among other things, voting on the proposed merger agreement with Cardinal Health. Subsequent to the date of the original proxy statement, Syncor announced that a committee of outside directors, together with outside counsel, has been investigating the propriety of certain payments made by international subsidiaries of Syncor to customers in several foreign countries. Additionally, subsequent to the date of the original proxy statement, Syncor and Cardinal Health announced that Cardinal Health has initiated discussions with Syncor regarding the possible modification of the terms of the merger agreement. In order to provide the parties with the opportunity to continue these discussions, Cardinal Health and Syncor have amended the merger agreement to extend the date after which either party may unilaterally elect to terminate the transaction from December 31, 2002 to January 15, 2003, subject to the terms of the merger agreement. While the parties intend to continue these discussions, there can be no assurance that such discussions will result in the parties agreeing to any revised terms.

     In light of these developments, and in order to provide time so that additional information regarding the investigation and related matters and any possible modification to the terms of the merger agreement may be provided to stockholders, Syncor currently intends to convene the postponed special meeting on December 6, 2002 solely for the purpose of adjourning the meeting to a later time, date and place. It is currently anticipated that the new time, date and place of the adjourned special meeting will be disclosed in a press release and in supplemental proxy materials to be mailed to stockholders, as well as announced at the postponed meeting on December 6, 2002.

     Included with this letter is (1) a supplemental notice of postponed meeting, (2) a copy of a press release issued by Syncor on November 19, 2002 disclosing Syncor's third quarter financial results and the status of the special committee's investigation, (3) a copy of a joint press release issued by Syncor and Cardinal Health on November 21, 2002 disclosing that Cardinal Health has initiated discussions with Syncor regarding the possible modification of the terms of the merger agreement, (4) a copy of a joint press release issued by Syncor and Cardinal Health on November 22, 2002 disclosing that the parties extended the termination date of the merger agreement and (5) a duplicate copy of a proxy card to be used for voting your shares at the special meeting.

     If you have not already voted or wish to change your vote, you may do so on the enclosed proxy card or via the internet or telephone. We appreciate your continued loyalty and support.

Cordially,


/s/ Bernard Puckett                                /s/ Robert G. Funari
BERNARD PUCKETT                                    ROBERT G. FUNARI
Lead Director of the Board                         President and Chief Executive Officer

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued or determined if this document is truthful or complete. Any representation to the contrary is a criminal offense. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction where an offer or solicitation would be illegal.

     This document is dated and is first being mailed to stockholders on or about November 25, 2002.

                        SYNCOR INTERNATIONAL CORPORATION
                             ---------------------

                      SUPPLEMENTAL NOTICE OF POSTPONEMENT
                       OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Syncor:

     The special meeting of the stockholders of Syncor International Corporation, a Delaware corporation, has been postponed from Tuesday, November 19, 2002, to Friday, December 6, 2002. The postponed special meeting will be held at 10:00 a.m., California time, December 6, 2002, at the Warner Center Hilton Hotel, 6360 Canoga Avenue in Woodland Hills, California. The purposes of the special meeting are to:

          1. Vote on a proposal to approve the Agreement and Plan of Merger, dated as of June 14, 2002, among Cardinal Health, Inc., Mudhen Merger Corp., a wholly owned subsidiary of Cardinal Health, and Syncor. Pursuant to the merger agreement, Mudhen Merger Corp. will merge with and into Syncor upon the terms and subject to the conditions set forth in the merger agreement, as more fully described in the Notice of Special Meeting and Proxy Statement mailed to you on or about October 17, 2002, which we refer to as the original proxy statement. If the merger agreement is approved and the merger and the related transactions contemplated by the merger agreement are consummated, each share of Syncor common stock will become
     0.52 of a Cardinal Health common share.

          2. Adjourn the special meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger agreement proposal.

          3. Act on any other matters that may properly come before the special meeting.

     Your board of directors has fixed the close of business on October 9, 2002, as the record date for determining stockholders entitled to notice of and to vote at the special meeting. The merger agreement proposal requires the affirmative vote of the holders of a majority of the outstanding Syncor shares entitled to vote on the merger agreement proposal. Stockholders owning approximately 6.8% of the outstanding Syncor shares as of the record date already have agreed in writing to vote in favor of the approval of the merger agreement proposal.

     Syncor currently intends to convene the special meeting solely for the purpose of adjourning the meeting to a later time, date and place so that certain additional information can be provided to stockholders.

     Enclosed is a duplicate copy of a proxy card. The proxy card which accompanied the original proxy statement will remain valid. If you already returned the original proxy card, your votes will be recorded unless you submit a subsequent proxy changing your vote or you revoke your proxy. If you have not voted or wish to change your vote, please mark, date and execute the enclosed duplicate proxy card and mail it promptly in the enclosed envelope. Additional instructions regarding voting and revocation of proxies is contained on page 19 of the original proxy statement.

                                          By Order of the Board of Directors

                                          /s/ Edwin A. Burgos
                                          EDWIN A. BURGOS
                                          Secretary

November 25, 2002
Woodland Hills, California

[SYNCOR LOGO]

                                                        NASDAQ: SCOR

FOR IMMEDIATE RELEASE

                                                        CONTACT:
                                                        Allan Mayer
                                                        Sitrick And Company
                                                        (310) 788-2850

                                                        William Powell
                                                        Syncor International
                                                        Corp.
                                                        (818) 737-4702

                       SYNCOR FILES FORM 10-Q AND REPORTS
                     STRONG THIRD-QUARTER FINANCIAL RESULTS
                    FOR ITS U.S. PHARMACY SERVICES BUSINESS

          COMPANY REPORTS ON STATUS OF SPECIAL COMMITTEE INVESTIGATION

WOODLAND HILLS, CALIFORNIA, NOVEMBER 19, 2002 -- Syncor International Corporation (Nasdaq: SCOR) today announced that it has filed with the SEC its Form 10-Q for the quarter ended September 30, 2002. The filing shows a 28 percent increase in net sales from continuing operations and a 53 percent increase in operating income of its core U.S. pharmacy services business from the same period last year.

     According to the 10-Q, Syncor's net sales from continuing operations in the quarter increased 28.3 percent to $192.2 million, compared to $149.8 million for the same period of the prior year.

     The Company generated sufficient cash flow during the quarter to repay Company debt in the amount of $12 million.

U.S. PHARMACY SERVICES BUSINESS

     For the third quarter ended September 30, 2002, sales increased by 28.0 percent to $181.9 million, compared to $142.1 million for the same period of the prior year. Syncor continues to realize strong Cardiolite(R) sales, which increased 22.3 percent as compared to the same period of the prior year due to improved pricing as well as volume increases.

     Operating income for the third quarter of 2002 increased by 53.3 percent to $23.9 million, compared to $15.6 million for the same period of the prior year.

SPECIAL CHARGES

     As previously reported as a subsequent event in our Form 10-K/A-1 for the year ended December 31, 2001 and our Forms 10-Q/A-1 for the quarters ended March 31, 2002 and June 30, 2002, each filed with the SEC on October 11, 2002, the Company recorded a special charge to earnings net after-tax of $31.3 million or ($1.14) per fully diluted share in the third quarter ended September 30, 2002. The Company took the asset impairment charge based on its review of the offers it received from potential buyers for Comprehensive Medical Imaging, Inc. (CMI), the Company's discontinued medical imaging segment, and the Company's assessment of the probable loss to the Company upon the sale of CMI. The Company announced on June 14, 2002 that it is discontinuing the CMI operations and is entertaining bids for the sale of CMI.

Syncor International Corporation

SYNCOR FILES FORM 10-Q AND REPORTS
STRONG THIRD QUARTER FINANCIAL RESULTS
FOR ITS U.S. PHARMACY SERVICES BUSINESS
November 19, 2002
Page  2

UPDATE ON SPECIAL COMMITTEE INVESTIGATION AND DISCUSSIONS WITH THE DOJ AND SEC

     As reported in the Form 10-Q, a special committee of the Board of Directors of Syncor, working together with outside counsel and an independent forensic accounting firm, believes it has substantially completed its gathering of facts in connection with the previously-announced investigation of all of Syncor's foreign operations (other than Israel where Syncor has only a licensing arrangement and no operations). The special committee also is investigating certain limited aspects of Syncor's domestic U.S. operations. The investigation has included on-site reviews by representatives of the special committee in every foreign country in which Syncor has operations. The special committee is also investigating the knowledge and/or involvement of certain employees of Syncor and its subsidiaries, including Monty Fu and Moses Fu, in the matters subject to the investigation. Analysis of the information gathered is continuing.

     The following is a summary of the findings of the special committee to date based on the information it has gathered at this time. The investigation is continuing and there can be no assurance that additional issues will not be found or that the findings below will be confirmed.

     - The special committee has found that questionable payments have been made over a substantial period of time to customers in Taiwan, including state-owned and private healthcare facilities and certain of their employees. Based on information gathered to date, some or all of the payments appear to have violated U.S. law, including various provisions of the Foreign Corrupt Practices Act of 1977 (the "FCPA"). In addition, some or all of the payments appear to have violated local Taiwan law. Over the past five years, these payments to state-owned facilities and certain of their employees appear to have totaled an estimated $500,000.

     - The special committee has also found questionable payments and other transactions at Syncor operations in at least six other countries in Asia, Latin America and Europe that also may have violated U.S. law, including the payment, record-keeping and controls provisions of the FCPA. In addition, some or all of these payments appear to have violated local laws in the relevant jurisdiction.

     - During the course of its investigation of Syncor's foreign operations, the special committee identified a number of additional instances where activities of Syncor or of its subsidiaries or representatives may have constituted violations of local laws and regulations relating to, among other things, tax, competition and regulatory matters.

     While the special committee and its advisors are continuing the investigation, based on the information available at this time, Syncor does not expect that any of these payments, transactions or other matters will be material to the financial results of Syncor or will result in an adjustment or restatement of Syncor's historical financial statements. The special committee intends to complete the investigation as promptly as practicable. A final determination as to the full impact of the investigation on Syncor and Syncor's financial statements is subject to the completion of the investigation.

     Syncor has been cooperating fully with the Securities and Exchange Commission (the "SEC") and the U.S. Department of Justice (the "DOJ") regarding the matters that have been the subject of its internal investigation. At this time, Syncor is in advanced discussions with the SEC staff concerning resolution of the potential claims that the SEC may have against Syncor regarding the matters that are the subject of the investigation. Any resolution with the staff would be subject to SEC approval. Syncor is also in advanced discussions with the DOJ concerning a resolution of these matters. Syncor is seeking to resolve these matters with the SEC and the DOJ as promptly as practicable although there can be no assurance that such discussions will result in a satisfactory resolution of these matters. At this time Syncor cannot predict the extent to which the SEC, the DOJ or any other governmental authorities will pursue administrative, civil injunctive or criminal proceedings, the imposition of fines or penalties or other remedies or sanctions.

Syncor International Corporation

SYNCOR FILES FORM 10-Q AND REPORTS
STRONG THIRD QUARTER FINANCIAL RESULTS
FOR ITS U.S. PHARMACY SERVICES BUSINESS
November 19, 2002
Page  3

However, based on the current status of the discussions with the SEC and the DOJ, Syncor has accrued $2.5 million for estimated potential fines and other penalties that may be imposed by the SEC and the DOJ in connection with this matter. There can be no assurance that this reserve will be sufficient to address any such fines or other penalties actually imposed by the SEC, the DOJ or any other governmental authorities. At this time, Syncor also cannot predict what impact such discussions with or actions by the SEC, the DOJ or any other governmental authorities may have on Syncor.

     Additional information is included in the Form 10-Q and you are urged to read the relevant disclosure in its entirety.

ACQUISITION OF SYNCOR BY CARDINAL HEALTH

     On June 14, 2002, the Company announced that it had entered into a definitive agreement with Cardinal Health providing for the acquisition of Syncor. As previously announced, Syncor has postponed its special meeting of stockholders, which is now scheduled for December 6, 2002, to consider approval of the merger agreement. The exact time and place of the postponed special meeting will be included in an amended notice of meeting and supplemental proxy materials that will be mailed to stockholders as soon as they are available.

     The acquisition of Syncor by Cardinal Health is subject to the satisfaction or waiver of a number of conditions, including Syncor stockholder approval. Based on the information Syncor has reviewed as of the date hereof with respect to the matters currently under investigation by the special committee, and subject to the terms of any resolution of these matters with the DOJ and SEC, Syncor believes that the information it has learned in the investigation would not result in Syncor's failure to satisfy the conditions to the acquisition. However, no definitive determination as to the impact on the acquisition can be made pending completion of the investigation and resolution of Syncor's discussions with the DOJ and SEC. Moreover, Cardinal Health has previously stated that it has not yet concluded whether the conditions to the transaction will be satisfied and that "there can be no assurance that the transaction involving the acquisition of Syncor by Cardinal Health will be completed."

ABOUT SYNCOR

     SYNCOR INTERNATIONAL CORPORATION is a leading provider of high technology health care services concentrating on nuclear pharmacy services, medical imaging, niche manufacturing and radiotherapy. In the nuclear pharmacy services business, Syncor compounds and dispenses radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals and outpatient clinics. Syncor distributes these time-critical pharmaceuticals to more than 7,000 U.S.-based customers through an integrated network of 130 domestic and 19 international nuclear pharmacies. Medical imaging services are provided through an integrated network of 73 domestic and 19 internationally owned or operated facilities. Syncor announced on June 14, 2002 that it intends to exit the U.S. medical imaging business. Syncor also owns or operates ten domestic and two international production facilities for positron emission tomography (PET) radiopharmaceuticals, and is a party to a series of agreements to make PET technology more accessible to healthcare providers and patients nationwide. For more information visit www.syncor.com.

Syncor International Corporation

SYNCOR FILES FORM 10-Q AND REPORTS
STRONG THIRD QUARTER FINANCIAL RESULTS
FOR ITS U.S. PHARMACY SERVICES BUSINESS
November 19, 2002
Page  4

------------------------------

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Syncor's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Syncor undertakes no obligation to update or revise any forward-looking statements.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Syncor International Corporation ("Syncor") in connection with the proposed merger, and their interests in the solicitation, is set forth in the definitive proxy statement/prospectus dated October 16, 2002 mailed to Syncor shareholders on October 17, 2002 and filed with the SEC. Cardinal Health, Inc. ("Cardinal Health") has filed a registration statement on Form S-4 in connection with the transaction. Investors and security holders of Syncor are urged to read the definitive proxy statement/prospectus because it contains important information about Cardinal Health, Syncor and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from Cardinal Health or Syncor. Cardinal Health and Syncor and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Syncor in favor of the transaction. In addition to the registration statement on Form S-4 filed by Cardinal Health in connection with the transaction, and the proxy statement/prospectus mailed to the stockholders of Syncor in connection with the transaction, each of Cardinal and Syncor file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800-SEC-0330 for further information. The reports, statements and other information filed by Cardinal Health and Syncor with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Cardinal Health or Syncor. Investors should read the proxy statement/prospectus carefully before making any voting or investment decision.

                                     # # #

                        SYNCOR INTERNATIONAL CORPORATION
                     THREE MONTHS ENDED SEPTEMBER 30, 2002

                                                              Q3 2002    Q3 2001
                                                               ACTUAL     ACTUAL    % CHANGE
                                                              --------   --------   --------
                                                                       ($ IN 000'S)
Net Sales...................................................  $192,212   $149,818     28.3%
                                                              --------   --------
Less: Cost of Goods Sold....................................   133,458    105,009     27.1%
                                                              --------   --------
GROSS PROFIT................................................    58,754     44,809     31.1%
                                                              --------   --------
% of Sales..................................................      30.6%      29.9%
Operating, Selling and Admin. Expenses......................    39,834     29,506     35.0%
Depreciation Expense........................................     5,007      4,391     14.0%
Special Charges:
  Transaction Costs.........................................     2,270         --       --
                                                              --------   --------
Total Operating Expenses....................................    47,111     33,897     39.0%
% of Sales..................................................      24.5%      22.6%
OPERATING INCOME............................................    11,643     10,912      6.7%
% of Sales..................................................       6.1%       7.3%
Other Income (Expense), net.................................    (2,114)       595       --
                                                              --------   --------
Income From Continuing Operations...........................     9,529     11,507    -17.2%
Income Taxes................................................     5,870      4,432     32.4%
                                                              --------   --------
Income From Continuing Operations After Tax.................     3,659      7,075    -48.3%
Discontinued Operations, net of taxes.......................   (32,150)       759       --
                                                              --------   --------
NET INCOME (LOSS), NET OF TAXES.............................  $(28,491)  $  7,834       --
                                                              ========   ========
% of Sales..................................................     -14.8%       5.2%
Basic Earnings (Loss) per Common Share:
  Continuing Operations.....................................  $   0.14   $   0.29
  Discontinued Operations...................................  $  (1.25)  $   0.03
                                                              --------   --------
Net Basic Earnings (Loss) per Common Share..................  $  (1.11)  $   0.32
                                                              ========   ========
Diluted Earnings (Loss) per Common Share:
  Continuing Operations.....................................  $   0.13   $   0.26
  Discontinued Operations...................................  $  (1.17)  $   0.03
                                                              --------   --------
Net Diluted Earnings (Loss) per Common Share................  $  (1.04)  $   0.29
                                                              ========   ========
Weighted Average Number of Common Shares Outstanding:
  Basic.....................................................    25,695     24,603
  Diluted...................................................    27,405     27,024

                        SYNCOR INTERNATIONAL CORPORATION
                      NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                           YTD Q3 2002   YTD Q3 2001
                                                             ACTUAL        ACTUAL      % CHANGE
                                                           -----------   -----------   --------
                                                                       ($ IN 000'S)
Net Sales................................................   $555,112      $434,288       27.8%
                                                            --------      --------
Less: Cost of Goods Sold.................................    380,760       303,203       25.6%
                                                            --------      --------
GROSS PROFIT.............................................    174,352       131,085       33.0%
                                                            --------      --------
% of Sales...............................................       31.4%         30.2%
Operating, Selling and Admin. Expenses...................    109,202        74,859       45.9%
Depreciation Expense.....................................     14,609        11,713       24.7%
Special Charges:
  Severance Expense......................................      4,125            --         --
  Transaction Costs......................................      3,136            --         --
                                                            --------      --------
Total Operating Expenses.................................    131,072        86,572       51.4%
% of Sales...............................................       23.6%         19.9%
OPERATING INCOME.........................................     43,280        44,513       -2.8%
% of Sales...............................................        7.8%         10.2%
Other Income (Expense), net..............................     (3,029)         (912)        --
                                                            --------      --------
Income From Continuing Operations........................     40,251        43,601       -7.7%
Income Taxes.............................................     17,697        16,858        5.0%
                                                            --------      --------
Income From Continuing Operations After Tax..............     22,554        26,743      -15.7%
Discontinued Operations, net of taxes....................    (55,131)        2,280         --
                                                            --------      --------
NET INCOME (LOSS), NET OF TAXES..........................   $(32,577)     $ 29,023         --
                                                            ========      ========
% of Sales...............................................       -5.9%          6.7%
Basic Earnings (Loss) per Common Share:
  Continuing Operations..................................   $   0.90      $   1.09
  Discontinued Operations................................   $  (2.20)     $   0.09
                                                            --------      --------
Net Basic Earnings (Loss) per Common Share...............   $  (1.30)     $   1.18
                                                            ========      ========
Diluted Earnings (Loss) per Common Share:
  Continuing Operations..................................   $   0.83      $   0.99
  Discontinued Operations................................   $  (2.04)     $   0.08
                                                            --------      --------
Net Diluted Earnings (Loss) per Common Share.............   $  (1.21)     $   1.07
                                                            ========      ========
Weighted Average Number of Common Shares Outstanding:
  Basic..................................................     25,081        24,494
  Diluted................................................     26,993        27,047

                        SYNCOR INTERNATIONAL CORPORATION

              SEGMENT OPERATING RESULTS FROM CONTINUING OPERATIONS

                                              FOR THE THREE MONTHS ENDED SEPTEMBER 30,
                                    -------------------------------------------------------------
                                                 SPS                           OVERSEAS
                                    ------------------------------   ----------------------------
                                    Q3 2002    Q3 2001    % CHANGE   Q3 2002   Q3 2001   % CHANGE
                                    --------   --------   --------   -------   -------   --------
                                                            ($ IN 000'S)
Net Sales.........................  $181,877   $142,101     28.0%    $10,335   $7,717      33.9%
Cost of Sales.....................   126,582    100,710     25.7%      6,876    4,299      59.9%
                                    --------   --------              -------   ------
Gross Profit......................    55,295     41,391     33.6%      3,459    3,418       1.2%
% of Net Sales....................      30.4%      29.1%                33.5%    44.3%
Operating, Selling and
  Administrative Expenses.........    28,863     23,834     21.1%      3,889    2,513      54.8%
Depreciation & Amortization.......     2,538      1,970     28.8%        882    1,096     -19.5%
                                    --------   --------              -------   ------
Total Expenses....................    31,401     25,804     21.7%      4,771    3,609      32.2%
                                    --------   --------              -------   ------
% of Net Sales....................      17.3%      18.2%                46.2%    46.8%
Operating Income (Loss)...........  $ 23,894   $ 15,587     53.3%    $(1,312)  $ (191)      100%
                                    ========   ========              =======   ======
% of Net Sales....................      13.1%      11.0%               -12.7%    -2.5%

---------------

Note -- the totals from this schedule will not agree to Syncor's Consolidated
        Statements of Income due to Unallocated Corporate expenses

Reclassifications -- certain items have been reclassified in Q3 2001 business unit results to conform to the current year's presentation; there is not an impact on overall consolidated operating results.

                        SYNCOR INTERNATIONAL CORPORATION

              SEGMENT OPERATING RESULTS FROM CONTINUING OPERATIONS

                                               FOR THE NINE MONTHS ENDED SEPTEMBER 30,
                             ---------------------------------------------------------------------------
                                             SPS                                  OVERSEAS
                             ------------------------------------   ------------------------------------
                             YTD Q3 2002   YTD Q3 2001   % CHANGE   YTD Q3 2002   YTD Q3 2001   % CHANGE
                             -----------   -----------   --------   -----------   -----------   --------
                                                            ($ IN 000'S)
Net Sales..................   $524,004      $412,941       26.9%      $31,108       $21,347       45.7%
Cost of Sales..............    360,918       290,804       24.1%       19,842        12,399       60.0%
                              --------      --------                  -------       -------
Gross Profit...............    163,086       122,137       33.5%       11,266         8,948       25.9%
% of Net Sales.............       31.1%         29.6%                    36.2%         41.9%
Operating, Selling and
  Administrative
  Expenses.................     83,016        60,470       37.3%        9,718         6,627       46.6%
Depreciation &
  Amortization.............      7,227         5,160       40.1%        2,442         2,574       -5.1%
                              --------      --------                  -------       -------
Total Expenses.............     90,243        65,630       37.5%       12,160         9,201       32.2%
                              --------      --------                  -------       -------
% of Net Sales.............       17.2%         15.9%                    39.1%         43.1%
Operating Income (Loss)....   $ 72,843      $ 56,507       28.9%      $  (894)      $  (253)       100%
                              ========      ========                  =======       =======
% of Net Sales.............       13.9%         13.7%                    -2.9%         -1.2%

---------------

Note -- the totals from this schedule will not agree to Syncor's Consolidated
        Statements of Income due to Unallocated Corporate expenses

Reclassifications -- certain items have been reclassified in Q3 2001 business unit results to conform to the current year's presentation; there is not an impact on overall consolidated operating results.

                        SYNCOR INTERNATIONAL CORPORATION

                         PRO FORMA FINANCIAL STATEMENTS
                     THREE MONTHS ENDED SEPTEMBER 30, 2002

                                                                       DISCONTINUED OPERATIONS
                                      AS REPORTED              ----------------------------------------
                            --------------------------------
                             BEFORE                                RESTRUCTURING AND OTHER CHARGES
                            CORPORATE   CORPORATE              ----------------------------------------
                             CHARGES     CHARGES     TOTAL      SEEDS    OVERSEAS   IMAGING     TOTAL
                            ---------   ---------   --------   -------   --------   --------   --------
                                                           ($ IN 000'S)
Net Sales.................  $192,212     $     0    $192,212   $     0   $     0    $      0   $      0
                            --------     -------    --------   -------   -------    --------   --------
Cost of Sales.............   133,458          --     133,458        --        --          --         --
                            --------     -------    --------   -------   -------    --------   --------
Gross Profit..............    58,754          --      58,754        --        --          --         --
Operating, Selling and
  Admin. .................    39,834          --      39,834        --        --          --         --
Depreciation Expense......     5,007          --       5,007        --        --          --         --
Transaction Costs.........        --       2,270       2,270        --        --          --         --
                            --------     -------    --------   -------   -------    --------   --------
Total Operating
  Expenses................    44,841       2,270      47,111        --        --          --         --
                            --------     -------    --------   -------   -------    --------   --------
Operating Income (Loss)...    13,913      (2,270)     11,643        --        --          --         --
                            --------     -------    --------   -------   -------    --------   --------
Other Income (Expense),
  Net.....................       386      (2,500)     (2,114)       --        --     (47,519)   (47,519)
                            --------     -------    --------   -------   -------    --------   --------
Operating Income (Loss)...    14,299      (4,770)      9,529        --        --     (47,519)   (47,519)
Income Taxes (Benefit)....     5,597         273       5,870        --        --     (16,204)   (16,204)
                            --------     -------    --------   -------   -------    --------   --------
Income (Loss) After Tax...  $  8,702     $(5,043)   $  3,659   $     0   $     0    $(31,315)  $(31,315)
                            ========     =======    ========   =======   =======    ========   ========
Fully Diluted Outstanding
  Shares..................    27,405      27,405      27,405    27,405    27,405      27,405     27,405
                            --------     -------    --------   -------   -------    --------   --------
Diluted Earnings (Loss)
  Per Common Share........  $   0.31     $ (0.18)   $   0.13   $  0.00   $  0.00    $  (1.14)  $  (1.14)
                            ========     =======    ========   =======   =======    ========   ========

                                        DISCONTINUED OPERATIONS
                            -----------------------------------------------
                               RESULTS FOR THREE MONTHS ENDED
                                     SEPTEMBER 30, 2002
                            ------------------------------------
                            SEEDS   OVERSEAS   IMAGING    TOTAL    COMBINED
                            -----   --------   -------   -------   --------
                                             ($ IN 000'S)
Net Sales.................  $   0   $ 1,574    $39,894   $41,468   $ 41,468
                            -----   -------    -------   -------   --------
Cost of Sales.............     --       977     13,705    14,682     14,682
                            -----   -------    -------   -------   --------
Gross Profit..............     --       597     26,189    26,786     26,786
Operating, Selling and
  Admin. .................     --       579     18,045    18,624     18,624
Depreciation Expense......     --       107      5,598     5,705      5,705
Transaction Costs.........     --        --         --        --         --
                            -----   -------    -------   -------   --------
Total Operating
  Expenses................     --       686     23,643    24,329     24,329
                            -----   -------    -------   -------   --------
Operating Income (Loss)...     --       (89)     2,546     2,457      2,457
                            -----   -------    -------   -------   --------
Other Income (Expense),
  Net.....................     --      (175)    (3,027)   (3,202)   (50,721)
                            -----   -------    -------   -------   --------
Operating Income (Loss)...     --      (264)      (481)     (745)   (48,264)
Income Taxes (Benefit)....     --        17         73        90    (16,114)
                            -----   -------    -------   -------   --------
Income (Loss) After Tax...  $   0   $  (281)   $  (554)  $  (835)  $(32,150)
                            =====   =======    =======   =======   ========
Fully Diluted Outstanding
  Shares..................     --    27,405     27,405    27,405     27,405
                            -----   -------    -------   -------   --------
Diluted Earnings (Loss)
  Per Common Share........  $0.00   $ (0.01)   $ (0.02)  $ (0.03)  $  (1.17)
                            =====   =======    =======   =======   ========

---------------

Note: We have included this schedule to provide more detail of the non-recurring expenses for the period presented and to provide the detail of the restructuring charges and discontinued operations. Included in the As Reported columns is a reconciliation of the reported results of operations and the non-recurring charges for the period. For the discontinued operations we have shown a reconciliation of the components of the discontinued operations breaking out the non-recurring charges from the discontinued operations results for the period.

                        SYNCOR INTERNATIONAL CORPORATION

                         PRO FORMA FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                                             DISCONTINUED OPERATIONS
                                            AS REPORTED              ----------------------------------------
                                  --------------------------------
                                   BEFORE                                RESTRUCTURING AND OTHER CHARGES
                                  CORPORATE   CORPORATE              ----------------------------------------
                                   CHARGES     CHARGES     TOTAL      SEEDS    OVERSEAS   IMAGING     TOTAL
                                  ---------   ---------   --------   -------   --------   --------   --------
                                                                 ($ IN 000'S)
Net Sales.......................  $555,112     $     0    $555,112   $     0   $      0   $ (2,376)  $ (2,376)
                                  --------     -------    --------   -------   --------   --------   --------
Cost of Sales...................   380,760          --     380,760        --         --         --         --
                                  --------     -------    --------   -------   --------   --------   --------
Gross Profit....................   174,352          --     174,352        --         --     (2,376)    (2,376)
Operating, Selling and
  Admin. .......................   109,202          --     109,202        --         --        987        987
Depreciation Expense............    14,609          --      14,609        --         --         --         --
Severance Costs.................                 3,604       3,604       125      1,685      6,002      7,812
Transaction Costs...............                 3,136       3,136                   --                    --
Asset Impairment or write
  downs.........................        --         521         521       702     13,484      8,784     22,970
                                  --------     -------    --------   -------   --------   --------   --------
Total Operating Expenses........   123,811       7,261     131,072       827     15,169     15,773     31,769
                                  --------     -------    --------   -------   --------   --------   --------
Operating Income (Loss).........    50,541      (7,261)     43,280      (827)   (15,169)   (18,149)   (34,145)
                                  --------     -------    --------   -------   --------   --------   --------
Other Income (Expense), Net.....      (529)     (2,500)     (3,029)       --         --    (47,519)   (47,519)
                                  --------     -------    --------   -------   --------   --------   --------
Operating Income (Loss).........    50,012      (9,761)     40,251      (827)   (15,169)   (65,668)   (81,664)
Income Taxes (Benefit)..........    19,346      (1,649)     17,697      (318)    (2,003)   (23,191)   (25,512)
                                  --------     -------    --------   -------   --------   --------   --------
Income (Loss) After Tax.........  $ 30,666     $(8,112)   $ 22,554   $  (509)  $(13,166)  $(42,477)  $(56,152)
                                  ========     =======    ========   =======   ========   ========   ========
Fully Diluted Outstanding
  Shares........................    26,993      26,993      26,993    26,993     26,993     26,993     26,993
                                  --------     -------    --------   -------   --------   --------   --------
Diluted Earnings (Loss) Per
  Common Share..................  $   1.13     $ (0.30)   $   0.83   $ (0.02)  $  (0.49)  $  (1.57)  $  (2.08)
                                  ========     =======    ========   =======   ========   ========   ========

                                                DISCONTINUED OPERATIONS
                                  ---------------------------------------------------
                                       RESULTS FOR NINE MONTHS ENDED
                                             SEPTEMBER 30, 2002
                                  ----------------------------------------
                                   SEEDS    OVERSEAS   IMAGING     TOTAL     COMBINED
                                  -------   --------   --------   --------   --------
                                                     ($ IN 000'S)
Net Sales.......................  $   120   $ 4,817    $120,970   $125,907   $123,531
                                  -------   -------    --------   --------   --------
Cost of Sales...................      180     3,053      40,339     43,572     43,572
                                  -------   -------    --------   --------   --------
Gross Profit....................      (60)    1,764      80,631     82,335     79,959
Operating, Selling and
  Admin. .......................       95     1,946      53,083     55,124     56,111
Depreciation Expense............       21       546      16,005     16,572     16,572
Severance Costs.................                                                7,812
Transaction Costs...............                                                   --
Asset Impairment or write
  downs.........................       --        --          --         --     22,970
                                  -------   -------    --------   --------   --------
Total Operating Expenses........      116     2,492      69,088     71,696    103,465
                                  -------   -------    --------   --------   --------
Operating Income (Loss).........     (176)     (728)     11,543     10,639    (23,506)
                                  -------   -------    --------   --------   --------
Other Income (Expense), Net.....       --        83      (8,448)    (8,365)   (55,884)
                                  -------   -------    --------   --------   --------
Operating Income (Loss).........     (176)     (645)      3,095      2,274    (79,390)
Income Taxes (Benefit)..........      (68)     (130)      1,451      1,253    (24,259)
                                  -------   -------    --------   --------   --------
Income (Loss) After Tax.........  $  (108)  $  (515)   $  1,644   $  1,021   $(55,131)
                                  =======   =======    ========   ========   ========
Fully Diluted Outstanding
  Shares........................   26,993    26,993      26,993     26,993     26,993
                                  -------   -------    --------   --------   --------
Diluted Earnings (Loss) Per
  Common Share..................  $ (0.00)  $ (0.02)   $   0.06   $   0.04   $  (2.04)
                                  =======   =======    ========   ========   ========

---------------

Note: We have included this schedule to provide more detail of the non-recurring expenses for the period presented and to provide the detail of the restructuring charges and discontinued operations. Included in the As Reported columns is a reconciliation of the reported results of operations and the non-recurring charges for the period. For the discontinued operations we have shown a reconciliation of the components of the discontinued operations breaking out the non-recurring charges from the discontinued operations results for the period.

                        SYNCOR INTERNATIONAL CORPORATION

               SELECTED CASH FLOW DATA FOR CONTINUING OPERATIONS

                                                              NINE MONTHS ENDED
                                                                SEPTEMBER 30,
                                                              ------------------
                                                               2002       2001
                                                              -------   --------
                                                                 ($ IN 000'S)
Net Cash Provided By (Used In) Operations...................  $54,260   $ 42,613
Less: Capital Additions.....................................  $20,741   $ 32,226
                                                              -------   --------
FREE CASH FLOW..............................................  $33,519   $ 10,387
                                                              =======   ========
Acquisition of Businesses, Net of Cash Acquired.............  $ 6,446   $ 25,415
                                                              -------   --------
Total.......................................................  $27,073   $(15,028)
                                                              =======   ========

                        SYNCOR INTERNATIONAL CORPORATION

                          SELECTED BALANCE SHEET DATA

                                                           SEPTEMBER 30,   JUNE 30,   DECEMBER 31,
                                                               2002          2002         2001
                                                           -------------   --------   ------------
                                                                        ($ IN 000'S)
CONTINUING OPERATIONS:
Cash, Cash Equiv. and Marketable Securities..............    $ 38,662      $ 17,262     $ 28,855
Accounts Receivables, net................................    $106,715      $113,057     $ 97,003
Inventory................................................    $ 28,875      $ 28,224     $ 28,879
Total Current Assets.....................................    $197,566      $180,141     $172,946
Total Assets.............................................    $346,093      $327,640     $304,687
Accounts Payable.........................................    $ 65,204      $ 67,549     $ 62,021
Other Current Liabilities (includes short-term debt).....    $ 50,611      $ 69,769     $ 38,006
                                                             --------      --------     --------
Total Current Liabilities................................    $115,815      $137,318     $100,027
Debt (short term and long term):
  Credit Line............................................    $  9,625      $  7,520     $ 26,122
  Other Debt (includes short-term debt)..................    $ 11,238      $ 25,870     $ 15,341
                                                             --------      --------     --------
Total Outstanding Debt...................................    $ 20,863      $ 33,390     $ 41,463
Total Stockholders' Equity...............................    $223,361      $230,336     $234,828
Current Ratio............................................        1.71          1.31         1.73
DSO......................................................       50.52         54.34        53.87
DISCONTINUED OPERATIONS:
Accounts Receivables, net................................    $ 45,247      $ 50,016     $ 58,700
Inventory................................................    $  1,315      $  1,431     $  1,751
Total Current Assets.....................................    $ 71,054      $ 68,673     $ 74,450
Total Assets.............................................    $235,794      $283,541     $283,154
Accounts Payable.........................................    $  2,519      $  3,352     $  3,832
Other Current Liabilities (includes short-term debt).....    $ 52,045      $ 30,762     $ 26,256
                                                             --------      --------     --------
Total Current Liabilities................................    $ 54,564      $ 34,114     $ 30,088
Debt (short term and long term):
  Credit Line............................................    $130,638      $141,080     $143,328
  Other Debt (includes short-term debt)..................    $ 46,167      $ 33,020     $ 41,906
                                                             --------      --------     --------
Total Outstanding Debt...................................    $176,805      $174,100     $185,234
Total Stockholders' (Deficit) Equity.....................    $(52,621)     $(20,278)    $   (862)
Current Ratio............................................        1.30          2.01         2.47
DSO......................................................       99.29        116.81       111.36

                        SYNCOR INTERNATIONAL CORPORATION

                                GOODWILL IMPACT

                                                            NINE MONTHS ENDED   THREE MONTHS ENDED
                                                              SEPTEMBER 30,       SEPTEMBER 30,
                                                                  2001                 2001
                                                            -----------------   ------------------
                                                                         ($ IN 000'S)
First Quarter, 2001.......................................       $1,530               $    0
Second Quarter, 2001......................................       $1,548               $    0
Third Quarter, 2001.......................................       $1,372               $1,372
                                                                 ------               ------
Total Goodwill Expense....................................       $4,450               $1,372
Tax Effect................................................         0.60                 0.60
                                                                 ------               ------
Net Income Effect.........................................       $2,670               $  823
                                                                 ======               ======
Estimated Impact on EPS
Without Goodwill Amortization:
  Basic Shares Outstanding................................       $ 0.11               $ 0.03
  Diluted Shares Outstanding..............................       $ 0.10               $ 0.03
Weighted Average Number of Common Shares Outstanding:
  Basic...................................................       24,494               24,603
  Diluted.................................................       27,047               27,024

[Syncor Logo]

[Cardinal Health Logo]

                                                                NASDAQ: SCOR
                                                                NYSE: CAH

FOR IMMEDIATE RELEASE
                                                                CONTACT:
                                                                Allan Mayer
                                                                Sitrick And Company
                                                                (310) 788-2850
                                                                William Powell
                                                                Syncor International Corp.
                                                                (818) 737-4702
                                                                David Verbraska
                                                                Cardinal Health
                                                                614-757-3690

                           CARDINAL HEALTH INITIATES
                      DISCUSSIONS WITH SYNCOR TO POSSIBLY
                            MODIFY MERGER AGREEMENT

     WOODLAND HILLS, CALIFORNIA AND DUBLIN, OHIO -- NOVEMBER 21, 2002 -- Syncor International Corporation (Nasdaq: SCOR) and Cardinal Health, Inc. (NYSE: CAH) today announced that Cardinal Health has initiated discussions with Syncor regarding the possible modification of the terms of their previously announced merger agreement under which Cardinal Health would acquire Syncor. While the parties intend to continue these discussions, there can be no assurance that such discussions will result in the parties agreeing to any revised terms.

     On November 6, 2002, Syncor announced that a newly established special committee of three outside directors, together with outside counsel, had been investigating the propriety of certain payments made by certain of Syncor's international subsidiaries to customers in several foreign countries. Syncor also announced that the special committee would investigate Syncor's other foreign operations. Earlier this week, Syncor announced, among other things, the special committee's findings based on the information it had gathered to date.

     Based on the information Syncor has reviewed as of the date hereof with respect to the matters currently under investigation by the special committee, and subject to the terms of any resolution of these matters with the Securities and Exchange Commission (SEC) and the United States Department of Justice (DOJ), Syncor believes that the information it has learned in the investigation would not result in Syncor's failure to

Syncor International Corporation and Cardinal Health, Inc.
CARDINAL HEALTH INITIATES DISCUSSIONS WITH SYNCOR TO POSSIBLY MODIFY MERGER AGREEMENT
November 21, 2002
Page  2

satisfy the conditions to the existing merger agreement. However, Syncor cannot make a definitive determination as to the impact on the acquisition pending completion of the investigation and resolution of Syncor's discussions with the SEC and DOJ. Cardinal Health has not yet concluded whether the conditions to the transaction will be satisfied and believes that there can be no assurance that the transaction involving the acquisition of Syncor by Cardinal Health will be completed. In light of the foregoing, both companies believe that engaging in discussions regarding a possible modification of certain of the terms of the existing merger agreement is the best course of action at this time.

     The existing merger agreement provides for the acquisition of Syncor by Cardinal Health in a stock-for-stock transaction in which Syncor would become a wholly owned subsidiary of Cardinal Health. Terms of the existing merger agreement call for Syncor stockholders to receive .52 Cardinal Health common shares for each outstanding share of Syncor common stock.

ABOUT SYNCOR

     SYNCOR INTERNATIONAL CORPORATION is a leading provider of high technology health care services concentrating on nuclear pharmacy services, medical imaging, niche manufacturing and radiotherapy. In the nuclear pharmacy services business, Syncor compounds and dispenses radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals and outpatient clinics. Syncor distributes these time-critical pharmaceuticals to more than 7,000 U.S.-based customers through an integrated network of 130 domestic and 19 international nuclear pharmacies. Medical imaging services are provided through an integrated network of 73 domestic and 19 internationally owned or operated facilities. Syncor announced on June 14, 2002 that it intends to exit the U.S. medical imaging business. Syncor also owns or operates ten domestic and two international production facilities for positron emission tomography (PET) radiopharmaceuticals, and is a party to a series of agreements to make PET technology more accessible to healthcare providers and patients nationwide. For more information visit www.syncor.com.

ABOUT CARDINAL HEALTH

     CARDINAL HEALTH, INC. is the leading provider of products and services supporting the health care industry. Cardinal Health companies develop, manufacture, package and market products for patient care; develop drug-delivery technologies; distribute pharmaceuticals, medical- surgical and laboratory supplies; and offer; consulting and other services that improve quality and efficiency in health care. Headquartered in Dublin, Ohio, Cardinal Health employs more than 49,000 people on five continents and produces annual revenues of more than $44 billion.
------------------------------

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Syncor's and Cardinal Health's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Syncor and Cardinal Health undertake no obligation to update or revise any forward-looking statements.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Syncor International Corporation ("Syncor") in connection with the proposed merger, and their interests in the solicitation, is set forth in the definitive proxy statement/prospectus dated October 16, 2002 mailed to Syncor shareholders on October 17, 2002 and filed with the SEC. Cardinal Health, Inc. ("Cardinal Health") has filed a registration statement on Form S-4 in connection with the transaction. Investors and security holders of Syncor are urged to read the definitive proxy statement/prospectus because it contains important information about Cardinal Health, Syncor and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus may also be

Syncor International Corporation and Cardinal Health, Inc.
CARDINAL HEALTH INITIATES DISCUSSIONS WITH SYNCOR TO POSSIBLY MODIFY MERGER AGREEMENT
November 21, 2002
Page  3

obtained from Cardinal Health or Syncor. Cardinal Health and Syncor and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Syncor in favor of the transaction. In addition to the registration statement on Form S-4 filed by Cardinal Health in connection with the transaction, and the proxy statement/prospectus mailed to the stockholders of Syncor in connection with the transaction, each of Cardinal Health and Syncor file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800-SEC-0330 for further information. The reports, statements and other information filed by Cardinal Health and Syncor with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Cardinal Health or Syncor. Investors should read the proxy statement/prospectus carefully before making any voting or investment decision.

[Syncor Logo]

[Cardinal Health Logo]

                                                                NASDAQ: SCOR
                                                                NYSE: CAH

FOR IMMEDIATE RELEASE
                                                                CONTACT:
                                                                Allan Mayer
                                                                Sitrick And Company
                                                                (310) 788-2850
                                                                William Powell
                                                                Syncor International Corp.
                                                                (818) 737-4702
                                                                David Verbraska
                                                                Cardinal Health
                                                                (614) 757-3690

                SYNCOR AND CARDINAL HEALTH ANNOUNCE AMENDMENT TO
                  MERGER AGREEMENT TO EXTEND TERMINATION DATE

     WOODLAND HILLS, CALIFORNIA AND DUBLIN, OHIO -- NOVEMBER 22, 2002 -- Syncor International Corporation (Nasdaq: SCOR) and Cardinal Health, Inc. (NYSE: CAH) today announced that they have agreed to amend their previously announced merger agreement to extend the date after which either party may unilaterally elect to terminate the transaction from December 31, 2002, to January 15, 2003, subject to the terms of the merger agreement. The amendment does not affect any terms of the merger agreement other than the termination provisions.

     On November 21, 2002, Syncor and Cardinal Health announced that Cardinal Health had initiated discussions with Syncor regarding the possible modification of the terms of their previously announced merger agreement under which Cardinal Health would acquire Syncor. The purpose of the amendment to the termination date is to provide the parties with further time to continue these discussions. While the parties intend to continue these discussions, there can be no assurance that such discussions will result in the parties agreeing to any revised terms. Cardinal Health has previously stated that it has not yet concluded whether the conditions to the transaction will be satisfied and that "there can be no assurance that the transaction involving the acquisition of Syncor by Cardinal Health will be completed."

     Syncor also today announced that it will be mailing to its stockholders a supplemental notice of postponement of its special meeting of stockholders to consider approval of the merger agreement with Cardinal Health. As previously announced, the postponed meeting will now be held on December 6, 2002.

Syncor International Corporation and Cardinal Health, Inc.
SYNCOR AND CARDINAL HEALTH ANNOUNCE AMENDMENT TO MERGER AGREEMENT TO EXTEND TERMINATE DATE
November 22, 2002
Page  2

Syncor intends to convene the postponed special meeting on December 6 solely for the purpose of adjourning the meeting to a later time, date and place so that additional information can be provided to stockholders.

ABOUT SYNCOR

     SYNCOR INTERNATIONAL CORPORATION is a leading provider of high technology health care services concentrating on nuclear pharmacy services, medical imaging, niche manufacturing and radiotherapy. In the nuclear pharmacy services business, Syncor compounds and dispenses radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals and outpatient clinics. Syncor distributes these time-critical pharmaceuticals to more than 7,000 U.S.-based customers through an integrated network of 130 domestic and 19 international nuclear pharmacies. Medical imaging services are provided through an integrated network of 73 domestic and 19 internationally owned or operated facilities. Syncor announced on June 14, 2002 that it intends to exit the U.S. medical imaging business. Syncor also owns or operates ten domestic and two international production facilities for positron emission tomography (PET) radiopharmaceuticals, and is a party to a series of agreements to make PET technology more accessible to healthcare providers and patients nationwide. For more information visit www.syncor.com.

ABOUT CARDINAL HEALTH

     CARDINAL HEALTH, INC. is the leading provider of products and services supporting the health care industry. Cardinal Health companies develop, manufacture, package and market products for patient care; develop drug-delivery technologies; distribute pharmaceuticals, medical-surgical and laboratory supplies; and offer consulting and other services that improve quality and efficiency in health care. Headquartered in Dublin, Ohio, Cardinal Health employs more than 49,000 people on five continents and produces annual revenues of more than $44 billion.

---------------

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Syncor's and Cardinal Health's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Syncor and Cardinal Health undertake no obligation to update or revise any forward-looking statements.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Syncor International Corporation ("Syncor") in connection with the proposed merger, and their interests in the solicitation, is set forth in the definitive proxy statement/prospectus dated October 16, 2002 mailed to Syncor shareholders on October 17, 2002 and filed with the SEC. Cardinal Health, Inc. ("Cardinal Health") has filed a registration statement on Form S-4 in connection with the transaction. Investors and security holders of Syncor are urged to read the definitive proxy statement/prospectus because it contains important information about Cardinal Health, Syncor and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus at the SEC's web sit at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from Cardinal Health or Syncor. Cardinal Health and Syncor and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Syncor in favor of the transaction. In addition to the registration statement on Form S-4 filed by Cardinal Health in connection with the transaction, and the proxy statement/prospectus mailed to the stockholders of Syncor in connection with the transaction, each of Cardinal Health and Syncor file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800-SEC-0330 for further information. The reports, statements and other information filed by Cardinal Health and Syncor with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Cardinal Health or Syncor. Investors should read the proxy statement/prospectus carefully before making any voting or investment decision.

                       SPECIAL MEETING OF STOCKHOLDERS OF

                        SYNCOR INTERNATIONAL CORPORATION

                                December 6, 2002

Co. #                                             Acct. #
      ----------------                                    ----------------

                          /PROXY VOTING INSTRUCTIONS/

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS [RIGHT ARROW] /         /

   [DOWN ARROW] Please Detach and Mail in the Envelope Provided [DOWN ARROW]
-------------------------------------------------------------------------------
      Please mark your
A /X/ votes as in this
      example.


                     1. MERGER AGREEMENT. To approve the  FOR  AGAINST  ABSTAIN
                        Agreement and Plan of Merger,     / /    / /      / /
                        dated as of June 14, 2002, by and
                        among Syncor, Cardinal Health,
                        Inc. and Mudhen Merger Corp.
                        pursuant to which Mudhen Merger
                        Corp. will be merged with and
                        into Syncor

                     2. ADJOURNMENT. To adjourn the
                        Special Meeting, if necessary,    / /    / /      / /
                        to permit further solicitation
                        of proxies in the event there
                        are not sufficient votes at the
                        time of the Special Meeting to
                        approve the merger agreement
                        proposal

                   In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting. If you do not sign and return a proxy card, or vote by telephone or through the internet or attend the Special Meeting, your shares of Syncor Common Stock cannot be voted. If no instructions are given, this proxy will be voted FOR both proposals.

                   All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement of the Special Meeting are hereby revoked, and receipt of notice of the Special Meeting and of the accompanying Proxy Statement is hereby acknowledged.

                   Your control number is
                                          ---------------------

                   IMPORTANT -- PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY.


                                                               Date:        2002
------------------------ ---------------------------- ---------      ------
      Signature          (Signature, if jointly held)  (Title)


NOTE: Please sign your name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing on behalf of a corporation, please sign in full corporate name by the President or other authorized officer(s) of the corporation. If signing on behalf of a partnership, please sign in full partnership name by authorized person(s) of the partnership.

                                     PROXY

              THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                        SYNCOR INTERNATIONAL CORPORATION
                           FOR THE SPECIAL MEETING OF
                 SYNCOR INTERNATIONAL CORPORATION STOCKHOLDERS.

The undersigned hereby appoints Bernard Puckett and Robert G. Funari, and each of them, with full power of substitution and resubstitution, attorneys and proxies of the undersigned to vote all of the outstanding shares of common stock, par value $0.05 per share, of Syncor International Corporation ("Syncor") ("Syncor Common Stock") that the undersigned is entitled to vote, and with all the power that the undersigned would possess. If personally present, at the special meeting of Syncor stockholders to be held on December 6, 2002 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, on the following matters:

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

                Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

      Please mark your
A [X] votes as in this
      example.



                                                         FOR   AGAINST   ABSTAIN
                  1. MERGER AGREEMENT.  To approve the   [ ]     [ ]       [ ]
                     Agreement and Plan of Merger, dated
                     as of June 14, 2002, by and among
                     Syncor, Cardinal Health, Inc. and
                     Mudhen Merger Corp. pursuant to
                     which Mudhen Merger Corp. will be
                     merged with and into Syncor.

                  2. ADJOURNMENT.  To adjourn the        [ ]     [ ]       [ ]
                     Special Meeting, if necessary, to
                     permit further solicitation of
                     proxies in the event there are not
                     sufficient votes at the time of
                     the Special Meeting to approve the
                     merger agreement proposal.

                  In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting. If you do not sign and return a proxy card, or vote by telephone or through the internet, or attend the Special Meeting, your shares of Syncor Common Stock cannot be voted. If no instructions are given, this proxy will be voted FOR both proposals.

                  All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement of the Special Meeting are hereby revoked, and receipt of notice of the Special Meeting and of the accompanying Proxy Statement is hereby acknowledged.

                  Your control number is:
                                          --------------------

                  IMPORTANT-PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY.

                                                             Date:      , 2002
-----------------  ---------------------------- ------------       -----
    Signature      (Signature, if jointly held)   (Title)


NOTE: Please sign your name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing on behalf of a corporation, please sign in full corporate name by the President or other authorized officer(s) of the corporation. If signing on behalf of a partnership, please sign in full partnership name by authorized person(s) of the partnership.

-------------------------------------------------------------------------------

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                        SPECIAL MEETING OF STOCKHOLDERS
                        SYNCOR INTERNATIONAL CORPORATION

                                DECEMBER 6, 2002





               - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED-

--------------------------------------------------------------------------------
       PLEASE MARK
A [X]  YOUR VOTES
       AS IN THE
       EXAMPLE
                  1  MERGER AGREEMENT. To approve the       FOR  AGAINST ABSTAIN
                     Agreement and Plan of Merger, dated    [  ]   [   ]   [   ]
                     as of June 14, 2002, by and among
                     Syncor, Cardinal Health, Inc. and
                     Mudhen Merger Corp. pursuant to
                     which Mudhen Merger Corp. will be
                     merged with and into Syncor.

                  2  ADJOURNMENT. To adjourn the Special    [  ]   [   ]   [   ]
                     Meeting, if necessary, to permit
                     further solicitation of proxies in
                     the event there are not sufficient
                     votes at the time of the Special
                     Meeting to approve the merger
                     agreement proposal.

                  In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting. If you do not sign and return a proxy card, or vote by telephone or through the internet or attend the Special Meeting, your shares of Syncor Common Stock cannot be voted. If no instructions are given, this proxy will be voted FOR both proposals.

                  All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement of the Special Meeting are hereby revoked, and receipt of notice of the Special Meeting and of the accompanying Proxy Statement is hereby acknowledged.

                  Your control number is:
                                         -------------------------

                  IMPORTANT - PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY

                                                             DATE:       , 2002
----------------   ----------------------------  -----------      -------
   Signature       (Signature, if jointly held)   (Title)

NOTE: Please sign your name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing on behalf of a corporation, please sign in full corporate name by the President or other authorized officer(s) of the corporation. If signing on behalf of a partnership, please sign in full partnership name by authorized person(s) of the partnership.

-------------------------------------------------------------------------------